                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                December 5, 2002
                        (date of earliest event reported)

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                    as Depositor and Master Servicer under a
                         Pooling and Servicing Agreement
                          dated as of November 1, 2002
                          providing for the issuance of

                                  $615,199,300

            WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2002-AR3

       Delaware                      333-77026              94-2528990

       (State or other              (Commission            (IRS Employer
       jurisdiction of              File Number)           Identification
       Incorporation)                                      Number)

                           1201 THIRD AVENUE, WMT 1706
                            SEATTLE, WASHINGTON 98101
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:

                                 (206) 377-8555

Item 1.   Changes in Control of Registrant. Not applicable.

Item 2.   Acquisition or Disposition of Assets. Not applicable.

Item 3.   Bankruptcy or Receivership. Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant. Not applicable.

Item 5.   Other Events.  Not applicable.

Item 6.   Resignations of Registrant's Directors. Not applicable.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

The following exhibit is filed herewith:

         99.2 Term Sheet prepared by Bear, Stearns & Co. Inc. in connection with the Registrant's Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-AR3.

Item 8.   Change in Fiscal Year. Not applicable.

Item 9.   Regulation FD Disclosure. Not applicable.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 9, 2002

                                          WASHINGTON MUTUAL MORTGAGE SECURITIES
                                          CORP.
                                          (Registrant)

                                          By: /s/ Thomas G. Lehmann
                                          -----------------------------------
                                          Thomas G. Lehmann
                                          First Vice President and Counsel
                                          (Authorized Officer)